FOR IMMEDIATE RELEASE                                CONTACT: Glenn Bozarth
February 8, 1994                                               Mattel, Inc.
                                                             (310) 524-3521


                  MATTEL REPORTS RECORD 1993 RESULTS;
        INTEGRATION PLANS FOR MERGER WITH FISHER-PRICE ON TARGET
        --------------------------------------------------------

LOS ANGELES, Feb. 8 -- Mattel, Inc. today reported that 1993 net income for Mattel, consolidated with Fisher-Price, was $117 million on net sales of $2.7 billion. Consolidated after-tax earnings for the year were at the record level of $226 million before a pre-tax charge of $115 million
($90.4 million after-tax) related to the merger of Mattel and Fisher-Price, and extraordinary after-tax charges totaling $18.7 million related primarily to the prepayment of high-cost Fisher-Price debt.

    "Considered separately, Mattel produced a fifth consecutive year of record sales and earnings," John W. Amerman, chairman and chief executive officer, said. "Mattel sales totaled $2.0 billion, and earnings were $1.40 per share, in excess of the $1.36 per share target established at the beginning of the year (after adjusting for the five-for-four split that was effective on January 7, 1994).

     "The excellence of our 1993 performance, in a year of worldwide recession, is seen in several ways," Amerman said. "Our worldwide toy volume increase in local currency was 15 percent. In addition, Mattel's gross profit, operating profit and net income -- both in the absolute and relative to sales -- were at record levels."

     For the consolidated company, 1993 fourth quarter income -- before one-time merger-related charges and costs associated with prepayment of $100 million in Fisher-Price debt -- reached a record $62.4 million, an increase of 26 percent
over the year-ago quarter.   Net sales for the quarter were a record
$754 million, an increase of 4 percent from the 1992 quarter.

     Amerman said that fourth quarter increases were achieved in both sales and earnings for each of Mattel's domestic, international and Fisher-Price business units. "The dedication of Mattel and retailers during the fourth quarter to achieve a clean worldwide sell-through will be beneficial for 1994 results", he said.

     "In addition, the decisive action we have taken to integrate Fisher-Price and Mattel over the past two months will result in substantial operating efficiencies, savings and expansion opportunities," Amerman said. "Even though we continue to deal with a strengthening of the U.S. dollar and a cautious attitude by retailers worldwide, we believe the merger of Mattel and Fisher-Price results in an even brighter outlook for the company in 1994 and beyond."

     Mattel, Inc. is a worldwide leader in the design, manufacture and marketing of children's toys. The company's principal brands of Barbie, Fisher-Price, Disney and Hot Wheels together account for 80 percent of total sales. With headquarters in El Segundo, California, Mattel has offices and facilities in 31 foreign countries and sells its products in more than 140 nations throughout the world.



                                 -###-

MATTEL, INC. AND SUBSIDIARIES

CONSOLIDATED RESULTS OF OPERATIONS
                                                        FOR THE                      FOR THE
                                                   THREE MONTHS ENDED              YEAR ENDED
                                                 ----------------------     -----------------------
                                                  DEC. 31,     DEC. 31,      DEC. 31,     DEC. 31,
(In thousands, except per share amounts)          1993 (a)     1992 (a)      1993 (a)     1992 (a)
- ----------------------------------------         ----------   ---------     ----------   ----------
Net Sales                                       $   753,914  $  727,006    $ 2,704,448  $ 2,563,525
  Cost of sales                                     369,365     369,361      1,343,470    1,293,759
                                                 ----------   ---------     ----------   ----------

Gross Profit                                        384,549     357,645      1,360,978    1,269,766

  Advertising and promotion expenses                135,427     137,322        426,698      403,417
  Other selling and administrative expenses         131,363     131,482        508,105      501,604
  Integration/restructuring costs (b)               115,000           -        115,000            -
  Other expense (income), net                         2,158        (719)        11,915       13,084
                                                 ----------   ---------     ----------   ----------

Operating Profit                                        601      89,560        299,260      351,661
  Interest expense                                   17,563      19,330         62,614       68,716
                                                 ----------   ---------     ----------   ----------

Income (Loss) Before Income Taxes                   (16,962)     70,230        236,646      282,945
  Provision for income taxes                         11,033      20,619        100,735       98,104
                                                 ----------   ---------     ----------   ----------
Income (Loss) Before Extraordinary Item and
  Cumulative Effect of Changes in Accounting
  Principles                                        (27,995)     49,611        135,911      184,841
Extraordinary item - debt retirement (c)            (14,681)          -        (14,681)           -
                                                 ----------   ---------     ----------   ----------
Income (Loss) Before Cumulative Effect of
  Changes in Accounting Principles                  (42,676)     49,611        121,230      184,841
Cumulative effect of changes in accounting
  principles (d)                                          -          -          (4,022)           -
                                                 ----------   ---------     ----------   ----------
Net Income (Loss)                               $   (42,676) $   49,611    $   117,208  $   184,841
                                                 ==========   =========     ==========   ==========
Income (Loss) Per Share-Primary (e)
   Income (loss) before extraordinary item
     and cumulative effect of changes in
     accounting principles                      $     (0.17) $     0.28    $      0.77  $      1.04
   Extraordinary item - debt retirement               (0.09)          -          (0.09)           -
   Cumulative effect of changes in
     accounting principles                                -           -          (0.02)           -
                                                 ----------   ---------     ----------   ----------
  Net Income (Loss) Per Share-Primary (f)       $     (0.26) $     0.28    $      0.66  $      1.04
                                                 ==========   =========     ==========   ==========
Average Number of Common and Common
  Equivalent Shares Outstanding - Primary           170,647     172,648        171,182      173,406
                                                 ==========   =========     ==========   ==========

Income (Loss) Per Share-Fully Diluted (e)
   Income (loss) before extraordinary item
     and cumulative effect of changes in
     accounting principles                      $     (0.17) $     0.27    $      0.75  $      1.02
   Extraordinary item - debt retirement               (0.09)          -          (0.08)           -
   Cumulative effect of changes in
     accounting principles                                -           -          (0.02)           -
                                                 ----------   ---------     ----------   ----------
  Net Income (Loss) Per Share-Fully Diluted (g) $     (0.26) $     0.27    $      0.65  $      1.02
                                                 ==========   =========     ==========   ==========

Average Number of Common and Common
 Equivalent Shares Outstanding-Fully Diluted        169,640     182,228        180,849      183,258
                                                 ==========   =========     ==========   ==========


MATTEL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS
                                                                         DEC. 31,     DEC. 31,
(In thousands)                                                           1993 (a)     1992 (a)
- --------------                                                         ----------    ----------
Assets
   Cash, cash equivalents and marketable securities                   $   523,581   $   327,807
   Accounts receivable, net                                               580,313       538,444
   Inventories                                                            219,993       238,895
   Prepaid expenses                                                       146,863        86,097
                                                                       ----------    ----------
      Total current assets                                              1,470,750     1,191,243

   Property, plant and equipment, net                                     326,877       324,145
   Other assets                                                           202,450       197,287
                                                                       ----------    ----------
      Total Assets                                                    $ 2,000,077   $ 1,712,675
                                                                       ==========    ==========

Liabilities and Shareholders' Equity
   Notes payable to banks                                             $         -   $    13,401
   Current portion of long-term liabilities (h)                           104,862         8,914
   Accounts payable and accrued liabilities                               573,224       437,087
   Income taxes payable                                                   105,243        69,987
                                                                       ----------    ----------
      Total current liabilities                                           783,329       529,389

   Long-term debt                                                         254,159       288,226
   Other long-term liabilities                                             70,827        49,157
   Convertible debt                                                        73,953        97,547
   Shareholders' equity                                                   817,809       748,356
                                                                       ----------    ----------
      Total Liabilities and Shareholders' Equity                      $ 2,000,077   $ 1,712,675
                                                                       ==========    ==========

Footnotes to Condensed Consolidated Financial Statements

(a) Consolidated results for all periods are restated for the merger with Fisher-Price, Inc.
(b) Represents a nonrecurring charge for transaction and restructuring costs of the Fisher-Price merger.  The related tax benefit of $24.6 million is included in the provision for income taxes.
(c) Represents the prepayment penalty and write-off of unamortized issuance costs related to the repurchase of Fisher-Price senior notes.
(d) A $14.6 million net credit to earnings from Mattel's 1/1/93 adoption of FAS Nos. 109 and 106 was more than offset by an $18.6 million net-of-tax charge related to Fisher-Price's adoption of FAS No. 106.
(e) Share and per share data for all periods presented reflect the retroactive effect of shares issued pursuant to the Fisher-Price merger and a subsequent 5/4 stock split.
(f) Primary income per share for the year, before the $0.53 per share effect of the merger-related nonrecurring charge of $90.4 million after taxes, was $1.19 per share.
(g) Fully diluted income per share for the year, before the $0.50 per share effect of the merger-
    related nonrecurring charge of $90.4 million after taxes, was $1.15 per share.
(h) At 12/31/93, includes $100 million principal amount of Fisher-Price senior notes prepaid in January 1994.


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
MATTEL, INC. AND SUBSIDIARIES, PRE-MERGER, POST-SPLIT

CONSOLIDATED RESULTS OF OPERATIONS
                                                   FOR THE                      FOR THE
                                              THREE MONTHS ENDED              YEAR ENDED
                                            ----------------------     -----------------------
                                             DEC. 31,     DEC. 31,      DEC. 31,     DEC. 31,
(In thousands, except per share amounts)     1993 (i)     1992 (i)      1993 (i)     1992 (i)
- ----------------------------------------    ----------   ---------     ----------   ----------
Net Sales                                  $   546,825  $  521,495    $ 1,996,766  $ 1,873,364
  Cost of sales                                259,484     260,635        960,501      926,184
                                            ----------   ---------     ----------   ----------

Gross Profit                                   287,341     260,860      1,036,265      947,180

  Advertising and promotion expenses           105,877     105,136        328,672      304,015
  Other selling and administrative expenses     97,910      93,301        371,385      362,338
  Other expense (income), net                    1,722      (1,674)         9,401        9,833
                                            ----------   ---------     ----------   ----------

Operating Profit                                81,832      64,097        326,807      270,994
  Interest expense                              14,267      16,046         49,624       55,046
                                            ----------   ---------     ----------   ----------

Income Before Income Taxes                      67,565      48,051        277,183      215,948
  Provision for income taxes                    22,700      12,400         96,100       72,000
                                            ----------   ---------     ----------   ----------
Income Before Cumulative Effect of Changes
  in Accounting Principles                      44,865      35,651        181,083      143,948
Cumulative effect of changes in accounting
  principles (j)                                     -          -          14,590            -
                                            ----------   ---------     ----------   ----------
Net Income                                 $    44,865  $   35,651    $   195,673  $   143,948
                                            ==========   =========     ==========   ==========
Income Per Share - Primary (k)
   Income before cumulative effect of
     changes in accounting principles      $      0.36  $     0.28    $      1.46  $      1.14
   Cumulative effect of changes in
     accounting principles                           -           -           0.12            -
                                            ----------   ---------     ----------   ----------
        Net Income Per Share - Primary     $      0.36  $     0.28    $      1.58  $      1.14
                                            ==========   =========     ==========   ==========
Average Number of Common and Common
  Equivalent Shares Outstanding - Primary      120,517     121,365        120,615      121,682
                                            ==========   =========     ==========   ==========

Income Per Share - Fully Diluted (k)
   Income before cumulative effect of
     changes in accounting principles      $      0.35  $     0.27    $      1.40  $      1.10
   Cumulative effect of changes in
     accounting principles                           -           -           0.11            -
                                            ----------   ---------     ----------   ----------
     Net Income Per Share - Fully Diluted  $      0.35  $     0.27    $      1.51  $      1.10
                                            ==========   =========     ==========   ==========

Average Number of Common and Common
 Equivalent Shares Outstanding-Fully Diluted   129,033     130,795        129,931      131,257
                                            ==========   =========     ==========   ==========


(i) Consolidated results exclude Fisher-Price and all merger-related transactions.
(j) The net effect on earnings from Mattel's 1/1/93 adoption of FAS Nos. 109 and 106 was an increase of $16 million and a decrease of $1.4 million net of taxes, respectively.
(k) Share and per share data for all periods reflect the retroactive effect of a 5/4 stock split issued to shareholders of record as of December 1993.


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